1 4566905.4 TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT This Tenth Amendment to Second Amended and Restated Credit Agreement (this “Amendment”) is made as of December 19, 2025, by and among PKST OP, L.P., a Delaware limited partnership f/k/a GRT OP, L.P., a Delaware limited partnership, having an address at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245 (“Borrower”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), the other lending institutions which are parties to this Amendment as “Lenders” (together with KeyBank, the “Lenders”) and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement set forth below shall have the same meaning herein. W I T N E S S E T H: WHEREAS, the Borrower, the Agent, the Lenders and other financial institutions party thereto have entered into that certain Second Amended and Restated Credit Agreement as of April 30, 2019, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of October 1, 2020, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of December 18, 2020, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of July 14, 2021, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of April 28, 2022, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of September 28, 2022, that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated as of November 30, 2022, that certain Seventh Amendment to Second Amended and Restated Credit Agreement dated as of March 21, 2023 that certain Eighth Amendment to Second Amended and Restated Credit Agreement dated as of July 25, 2024, and that certain Ninth Amendment to Second Amended and Restated Credit Agreement dated as of October 31, 2024 (collectively, the “Existing Credit Agreement”; and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”); and WHEREAS, the Borrower, the Agent and the Lenders party hereto (which constitute the Majority Lenders) have agreed to amend certain terms of the Existing Credit Agreement as set forth herein. NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows: 1. The Existing Credit Agreement is hereby amended as follows: (a) The definition of “Existing Hedging Agreements” set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted in its entirety. (b) The definition of “Required Hedging Agreement” set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted in its entirety. (c) Section 5.19 of the Existing Credit Agreement is hereby deleted in its entirety. EXHIBIT 10.16

2 (d) Section 6.04 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following: “SECTION 6.04 Hedging Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.” 2. Representations and Warranties. (a) The Credit Parties hereby represent, warrant and covenant with Agent and Lenders that, as of the date hereof: (i) the representations and warranties of the Borrower and each other Credit Party contained in the Credit Agreement or any other Loan Document are true, correct and complete in all material respects (provided that, to the extent such representations and warranties are subject to a materiality qualifier, such representations and warranties shall be true and correct in all respects) on and as of the date hereof, except to the extent such representations and warranties (i) relate solely to an earlier date (in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date) or (ii) have been modified to reflect events occurring after the Amendment Effective Date (as defined below), as the same have been disclosed publicly or in writing to the Agent on or before the date hereof or are permitted or not prohibited under the Loan Documents; (ii) this Amendment constitutes the legal, valid and binding obligation of the Borrower and is enforceable against it in accordance with its terms, without defense, counterclaim or offset. Except as hereby specifically amended or modified, the Existing Credit Agreement and the other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (iii) the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, and shall not be deemed to be a novation of the Obligations of the Credit Parties; and (iv) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

3 3. Conditions to Effectiveness. This Amendment shall not be effective until the date (the “Amendment Effective Date”) on which each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Agent on or prior to the date of this Amendment: (a) This Amendment shall have been duly executed and delivered by the Credit Parties, the Administrative Agent and Lenders constituting Majority Lenders. (b) All action on the part of the Credit Parties necessary for the valid execution, delivery and performance by the Credit Parties of this Amendment shall have been duly and effectively taken. (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing. 4. Except as expressly amended hereby, the remaining terms and conditions of the Existing Credit Agreement shall continue in full force and effect. All future references to the “Credit Agreement” shall be deemed to be references to the Existing Credit Agreement as amended by this Amendment and each reference to “hereof,” “hereunder,” “herein” or “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Existing Credit Agreement as amended by this Amendment. Each Credit Party hereby ratifies, confirms and reaffirms all of the terms and conditions of the Credit Agreement and each of the other Loan Documents, and further acknowledges and agrees that all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, in each case, except as expressly provided in this Agreement. 5. This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto. 6. This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment. The Credit Parties hereby ratify, confirm and reaffirm all of the terms and conditions of the Existing Credit Agreement, and each of the other Loan Documents, and further acknowledge and agree that all of the terms and conditions of the Existing Credit Agreement shall remain in full force and effect except as expressly provided in this Amendment. This Amendment constitutes a Loan Document for all purposes under the Credit Agreement. 7. Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment. 8. This Amendment shall not constitute a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a

4 waiver of any provision of the Credit Agreement or any other Loan Document or be deemed to be a novation of the Obligations of the Credit Parties. 9. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. [SIGNATURES ON FOLLOWING PAGE]

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement] LENDER: TRUIST BANK, f/k/a Branch Banking and Trust Company, successor by merger to SunTrust Bank By: ________________________________ Name: Ryan Almond Title: Director [Signatures continued on next page.]

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement] LENDER: GOLDMAN SACHS BANK USA By: ________________________________ Name: Roopa Chandra Title: Authorized Signatory [Signatures continued on next page.]